SECOND SUPPLEMENT TO THE PROSPECTUS April 28, 2008

Please file this Prospectus Supplement with your records.

Rainier Funds

Supplement Dated April 28, 2008 to the
Prospectus Dated July 31, 2007

FOR FORMER INVESTORS IN THE RAINIER LARGE CAP GROWTH EQUITY  PORTFOLIO

On April 23, 2008, the shareholders of Rainier Large Cap Growth Equity Portfolio (the “Fund”), a series of Rainier Investment Management Mutual Funds, approved a proposal to reorganize the Fund into a newly created mutual fund, the John Hancock Rainier Growth Fund, under the John Hancock Funds III trust (the “Trust”). That reorganization was completed on April 25, 2008. As part of the reorganization, Rainier Investment Management, Inc. (“RIM”) became the subadviser of the new John Hancock Rainier Growth Fund and is responsible for day-to-day portfolio management. John Hancock Investment Management Services, LLC, became the investment adviser.

The reorganization of the Fund did not affect the other Rainier Funds or their shareholders, and none of the other Rainier Funds were the subject of the reorganization proposal.

Please retain this supplement for future reference.

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
601 Union Street, Suite 2801 Seattle, WA 98101
TF. 800.248.6314  www.rainierfunds.com

The Funds’ SEC Investment Company Act file number is 811-8270.